SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 8, 2001
Date of report (Date of earliest event reported)

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction	(Commission	(I.R.S. Employer

of incorporation)	File Number)	Identification Number)

ON Semiconductor Corporation

5005 E. McDowell Road

Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6600
(Registrant’s telephone number, including area code)

Item 5. Other Events.

Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated March 8, 2001 titled “ON Semiconductor Updates First Quarter Estimates.”

Item 7. Financial Statements, Pro Forma
             Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated March 8, 2001 titled “ON Semiconductor Updates First Quarter Estimates.”

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: March 15, 2001	By:	/S/ DARIO SACOMANI

Dario Sacomani Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated March 8, 2001 titled “ON Semiconductor Updates First Quarter Estimates.”

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